Exhibit 10.1

PURCHASE AGREEMENT

Between

AGA Resources Inc. of Suite 658, 141-757 West Hastings Street, Vancouver, British Columbia, Canada (after here referred to as "the Buyer");

And

Omega Services of 1056 Rochester Avenue, Coquitlam, British Columbia, Canada (after here referred to as "the Seller")

Whereas

It is agreed that the Buyer agrees to purchase and the Seller agrees to sell the equipment listed in Appendix I according to the following terms and conditions:

1. Payment Schedule

The total value of the equipment as listed in Appendix 1 is C$40,365.12 (Canadian Dollars Forty Thousand Three Hundred Sixty Five and Twelve Cents) which will be payable in three installments as follows:

1) Upon signing this Agreement the Buyer will pay the Seller C$10,000.00 (Canadian Dollars Ten Thousand) as down payment;

2) The Buyer will pay the Seller C$10,000 (Canadian Dollars Ten Thousand) in 4 months as the second payment;

3) The Buyer will pay the Seller the balance of C$20,365.12 (Canadian Dollars Twenty Thousand Three Hundred Sixty Five and Twelve Cents) in 6 months as the final payment.

3. Condition

The Payment is subject to examination of an engineer appointed by the Buyer to ensure the equipment is in good working condition.

4. Default and Remedies

4.1 Buyer will be, and is, in default of this Agreement if any of the following happens:

Buyer breaches or fails to comply with this Agreement;
Buyer undertakes any action inconsistent with this Agreement;

4.2 Seller will be, and is, in default of this Agreement if any of the following happens

Seller breaches or fails to comply with this Agreement;
Seller undertakes any action inconsistent with this Agreement.

4.3 Buyer should pay any overdue payment under this Agreement penalty equals to 1% of the outstanding balance every month until the full payment has been paid.

4.4 The payment obligation of the Buyer under this Agreement should be secured by an equipment mortgage granted by the Buyer to the Seller to protect the Seller in the event of a payment default.

5. General

(1)	This Agreement shall be governed by and construed and enforced in accordance with the laws of British Columbia;

(2)	This Agreement sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(3)	All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto.

(4)	If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(5)
This Agreement and any amendment or modification of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

6. Form of Signature

The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any amendment or modification of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth below.

Party A: AGA Resources, Inc.	Party B: Omega Services
/s/ Zhang, JianPing	/s/ W. H. Bradley
Name: Zhang, JianPing	Name: W.H. Bradley
Title: President	Title: President
Dated this 19th day of May, 2006

Appendix 1

The following equipment list is for the diamond core drilling package:

Number of Pieces and Description	Price
1 x Boyles BBS-1 screw feed diamond core drill with an A-head	$27,182.37
1 x Wireline adapted portable unit for the drill, including motor, drum and 700' of 3/16" wire-line cable	1,514.23
3 x overshot assemblies plus parts	710.64
68 pieces of 10 foot AQ steel rods (Longyear)	2,720.00
20 pieces of 2 foot AQ steel casing (Longyear)	480.00
1 x Brahma 2" pressure pump	3,463.18
1 x Duplex 2" supply/pressure pump	1,904.96
1 x 2´supply pump	367.43
2 x medium, thin-walled, diamond bits	274.16
5 x medium, step, diamond bits	780.40
2 x AQ casing shoes	311.41
2 x AQ reaming shells	416.34
170' - 1/2" cable	240.00
2 x water swivels and monkeys	840.15
Assorted tools, foot-clamp, etc	1,044.70
Total	$ 40,365.12